                                                                    EXHIBIT 10.1

                             BLAZE SOFTWARE, INC.

                          THIRD AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT

                                  ___________

                               December 31, 1999

                               TABLE OF CONTENTS
                               -----------------

                                                                                                               Page
1.       Registration Rights..................................................................................    1
         1.1      Definitions.................................................................................    1
         1.2      Request for Registration....................................................................    3
         1.3      Company Registration........................................................................    4
         1.4      Obligations of the Company..................................................................    5
         1.5      Furnish Information.........................................................................    6
         1.6      Expenses of Demand Registration.............................................................    7
         1.7      Expenses of Company Registration............................................................    7
         1.8      Underwriting Requirements...................................................................    7
         1.9      Delay of Registration.......................................................................    8
         1.10     Indemnification.............................................................................    8
         1.11     Reports Under Securities Exchange Act of 1934...............................................   10
         1.12     Form S-3 Registration.......................................................................   10
         1.13     Assignment of Registration Rights...........................................................   11
         1.14     Limitations on Subsequent Registration Rights...............................................   12
         1.15     "Market Stand-Off" Agreement................................................................   12
         1.16     Termination of Registration Rights..........................................................   12
2.       Covenants of the Company.............................................................................   13
         2.1      Delivery of Financial Statements............................................................   13
         2.2      Inspection..................................................................................   14
         2.3      Termination of Information and Inspection Covenants.........................................   14
         2.4      Right of First Offer........................................................................   14
         2.5      Indemnification and Advancement.............................................................   15
3.       Miscellaneous........................................................................................   16
         3.1      Successors and Assigns......................................................................   16
         3.2      Governing Law...............................................................................   16
         3.3      Counterparts................................................................................   16
         3.4      Titles and Subtitles........................................................................   17
         3.5      Notices.....................................................................................   17
         3.6      Expenses....................................................................................   17
         3.7      Amendments and Waivers......................................................................   17
         3.8      Severability................................................................................   17
         3.9      Aggregation of Stock........................................................................   17
         3.10     Entire Agreement............................................................................   17

Schedule A    Schedule of Investors

                          THIRD AMENDED AND RESTATED
                          --------------------------
                          INVESTORS' RIGHTS AGREEMENT
                          ---------------------------

          THIS THIRD AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "Agreement") is made as of the 31st day of December, 1999, by and among Blaze Software, Inc., a California corporation (the "Company"), the Founders (as defined herein), and the investors listed on Schedule A hereto (each of which is referred to herein as an "Investor" or collectively, as the "Investors").

                                   RECITALS
                                   --------

          WHEREAS, in connection with the Series D Preferred Stock Purchase Agreement and Series E Preferred Stock Option Agreement, dated June 28, 1996, by and among the Company and the parties listed on Schedule A thereto (the "Series D Investors"), the parties previously entered into an Investors' Rights Agreement, dated June 28, 1996;

          WHEREAS, in connection with the Series F Preferred Stock Purchase Agreement, dated December 16, 1997, by and among the Company and the parties listed on Schedule A thereto (the "Series F Investors"), the parties previously entered into an Amended and Restated Investors' Rights Agreement, dated December 16, 1997;

          WHEREAS, in connection with the Series AA Preferred Stock Purchase Agreement (the "Series AA Investors", and together with the Series D Investors and the Series F Investors, the "Existing Investors"), dated June 1, 1999 by and among the Company and the parties listed on Schedule A thereto, the parties previously entered into an Amended and Restated Investors' Rights Agreement, dated June 1, 1999.

          WHEREAS, certain Investors (the "Series BB Investors") are parties to the Series BB Preferred Stock Purchase Agreement, dated as of even date herewith, by and among the Company and the Series BB Investors (the "Series BB Agreement"), certain of the Company's and such Investors' obligations under which are conditioned upon the execution and delivery of this Agreement by the Series BB Investors, the Existing Investors and the Company;

          WHEREAS, in order to induce the Company to enter into the Series BB Agreement and to induce the Series BB Investors to invest funds in the Company pursuant to the Series BB Agreement, the Series BB Investors, the Existing Investors and the Company desire that this Agreement shall govern the rights of the Founders, the Series BB Investors and the Existing Investors to cause the Company to register shares of Common Stock issued or issuable to the Founders, the Investors or Existing Investors, and certain other matters as set forth herein, and shall supersede and replace all other prior agreements.

          NOW, THEREFORE, in consideration of the mutual premises set forth in this Agreement and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties intending to be legally bound hereby agree as follows:

          1.       Registration Rights.
                   -------------------

          1.1      Definitions. For purposes of this Section 1:
                   -----------

          (a)  The term "Act" means the Securities Act of 1933, as amended.

          (b) "Common Stock Equivalents" means the Common Stock of the Company plus the numbers of shares of Common Stock of the Company into which the Registrable Securities may be converted.

          (c) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          (d) The term "Founders" shall mean Patrick Perez and Alain Rappaport. Individually they are each a "Founder".

          (e) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 1.13 hereof.

          (f) The term "1934 Act" means the Securities Exchange Act of 1934, as amended.

          (g) The term "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

          (h) The term "Registrable Securities" means (i) the Common Stock issued upon conversion of the Series A Preferred Stock (ii) the Common Stock issued upon conversion of the Series C Preferred Stock, (iii) the Common Stock issued upon conversion of the Series D Preferred Stock, (iv) the Common Stock issued or issuable upon conversion of the Series E Preferred Stock issued or issuable upon exercise of those certain options to purchase Series E Preferred Stock of the Company granted to the Series D Investors pursuant to the Series D Agreement (the "Series E Options"), (v) the Common Stock issued upon conversion of the Series F Preferred Stock, (vi) the Common Stock issuable or issued upon conversion of the Series AA Preferred Stock, (vii) the Common Stock issuable or issued upon conversion of the Series BB Preferred Stock, (viii) the Common Stock issued upon conversion of the Preferred Stock purchased by Alta California Partners, L.P. and Alta Embarcadero Partners, LLC pursuant to the Founders Stock Transfer Agreement, and (ix) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i), (ii), (iii),
(iv), (v), (vi), (vii), and (viii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

          (i) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

          (j)  The term "SEC" shall mean the Securities and Exchange Commission.

           1.2    Request for Registration.
                  ------------------------

           (a) If the Company shall receive at any time after the earlier of December 31, 1999 or six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from the Holders of at least forty percent (40%) of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of shares of Registrable Securities with an anticipated aggregate offering price, net of underwriting discounts and commissions, of at least $5,000,000, then the Company shall use its best efforts to:

               (i) within ten (10) business days of the receipt thereof, give written notice of such request to all Holders; and

               (ii) effect as soon as practicable, the registration under the Act of all Registrable Securities which the Holders request to be registered, subject to the limitations of subsection 1.2(b), within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5.

          (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Company's Board of Directors and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company requested by each Holder to be included in the registration statement; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. In no event shall the number of Registrable Securities underwritten in an offering be limited unless and until all shares held by persons other than the Holders and the Founders are completely excluded from such offering. If any Holder or Founder disapprove of the terms of any such underwriting, such Holder or Founder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders. Provided however, that the Company may defer such action no more than one time in any 12 month period.

          (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

              (i) after the Company has effected three (3) registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

              (ii) during the period starting with the date ninety (90) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is employing in good faith reasonable efforts to cause such registration statement to become effective; or

              (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.12 below.

            1.3  Company Registration. If (but without any obligation to do
                 --------------------
so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration that is the Company's first registered public offering of securities of the Company, a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or a Rule 145 transaction on Form S-14 or Form S-15 or any other registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder and each Founder written notice of such registration. Upon the written request of any Holder or Founder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that any such Holder has requested to be registered, and any shares such Founder has requested to be registered; provided, however, the Company, upon the request of its underwriters, may reduce to an amount not less than twenty-five percent (25%) of the total offering the number of shares proposed to be registered by such Holders and Founders if marketing factors require a limitation of the number of shares underwritten. In such event, the Company shall promptly advise all Holders and Founders participating in the underwriting and provide such Holders and Founders a reasonable opportunity to withdraw from their participation in the underwriting furthermore, in the event of such limitation, the number of shares that may be included by the Holders and Founders shall be allocated among all Holders and Founders participating in the underwriting in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each such Holder or Founder who requests to participate in such registration. Each Founder electing to register shares under this Section 1.3, and only for purposes of registering shares pursuant to this Section 1.3, shall have the rights and obligations of a Holder under Sections 1.4, 1.5, 1.7, 1.8, 1.9, 1.10,
1.15 and 1.16 of this Agreement; provided, however, that in interpreting those Sections 1.4, 1.5, 1.7, 1.8, 1.9, 1.10 and 1.16 with respect to any Founder, the term "Registrable Securities" shall be replaced with "shares sought to be registered by such Founder".

          1.4  Obligations of the Company. Whenever required under this Section
               --------------------------
1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and
(II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

          (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

          (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

          1.5  Furnish Information.  It shall be a condition precedent to the
               -------------------
obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

          (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 if, due to the operation of subsection 1.5(a), the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.12(b)(2), whichever is applicable.

          1.6  Expenses of Demand Registration. The Company shall bear and pay
               -------------------------------
all expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, including reasonable fees and disbursements of one counsel for the selling Holders selected by them hereunder. Nothing in this Section 1.6 shall require that the Company pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2. The Company shall be required to pay for the expenses of only one demand registration during any six-month period under Section 1.2.

          1.7  Expenses of Company Registration.  The Company shall bear and pay
               --------------------------------
all expenses other than underwriting discounts and commissions incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the selling Holders selected by them hereunder, but excluding underwriting discounts and commissions relating to Registrable Securities.

          1.8  Underwriting Requirements. In connection with any offering
               -------------------------
involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not, jeopardize the success of the offering by the Company, subject to the provisions of Section 1.3 hereof as they may be applicable, but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the selling shareholders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included or (ii) notwithstanding (i) above, any shares being sold by a shareholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders). For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder", and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

          1.9  Delay of Registration. No Holder shall have any right to obtain
               ----------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.10 Indemnification.  In the event any Registrable Securities are
               ---------------
included in a registration statement under the Section 1:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers and directors, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

          (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the

Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder.

          (c)  Promptly after receipt by an indemnified party under this Section
1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

          (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (f)  The obligations of the Company and Holders under this Section
1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

          1.11 Reports Under Securities Exchange Act of 1934. With a view to
               ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the date that the Company first becomes subject to the reporting requirements of the 1934 Act;

          (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

          (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

          (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          1.12 Form S-3 Registration. In case the Company shall receive from any
               ---------------------
Holder or Holders who hold in excess of one percent (1%) of the Company's Common Stock Equivalents a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to shares of the Registrable Securities owned by such Holder or Holders with an anticipated aggregate offering price, net of discounts and commissions, of more than $1,000,000, the Company will:

          (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

          (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this
Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve month period; or (3) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

          (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to
Section 1.12 including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holders selected by them shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.12 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case al participating Holders shall bear such expenses); provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses pursuant to Section 1.12. Registrations effected pursuant to this
Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

          1.13 Assignment of Registration Rights. The rights to cause the
               ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder or a Founder to a transferee or assignee of such securities who is either a partner (limited or general), shareholder, or an affiliate of such Holder or Founder, or who, after such assignment or transfer, holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of
Section 1.15 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

          1.14 Limitations on Subsequent Registration Rights. From and after the
               ---------------------------------------------
date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least two-thirds of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred eighty (180) days of the effective date of any registration effected pursuant to Section 1.2.

          1.15 "Market Stand-Off" Agreement. Each Investor hereby agrees that,
                ---------------------------
during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

          (a) such agreement shall be applicable only to the first such registration statement of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

          (b) such market stand-off shall not apply to any securities of the Company acquired in the Company's initial public offering or any securities of the Company acquired in an open market transaction; and

          (c)  such market stand-off time period shall not exceed 180 days.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          Notwithstanding the foregoing, the obligations described in this
Section 1.15 shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-14 or Form S-15 or similar forms which may be promulgated in the future.

          The Company shall use commercially reasonable efforts to cause its officers and directors to enter into market stand-off agreements on substantially the same terms as outlined above.

          1.16 Termination of Registration Rights. No Holder or Founder shall be
               ----------------------------------
entitled to exercise any right provided for in this Section 1 after the earlier of (i) ten (10) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public or (ii) at and after such time as all Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period.

          2.   Covenants of the Company.
               ------------------------

          2.1  Delivery of Financial Statements. The Company shall deliver to
               --------------------------------
each Founder and to each Investor which, together with its affiliates, holds at least 500,000 shares of the Registrable Securities of the Company:

          (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

          (b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited income statement, statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

          (c) within thirty (30) days of the end of each month, an unaudited income statement and a schedule as to the sources and applications of funds and balance sheet for and as of the end of such month, in reasonable detail;

          (d)  with respect to the financial statements called for in subsection
(c) of this Section 2.1, an instrument executed by the Chief Financial Officer of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment;

          (e) as soon as practicable, but in any event within thirty (30) days prior to the beginning of each fiscal year of the Company, an annual operating plan of the Company for the such fiscal year;

          (f)  as soon as practicable, copies of all material-press releases;
and

          (g) such other information relating to the financial condition, business, prospects or corporate affairs of the Company, including any and all press releases of the Company, as the Investor or any assignee of the Investor may from time to time request, provided, however, that the Company shall not be obligated under this subsection (f) or any other subsection of Section 2.1 to provide information which it deems in good faith to be a trade secret or similar confidential information.

          2.2  Inspection. The Company shall permit each Founder and each
               ----------
Investor which, together with its affiliates, holds at least 500,000 shares of the Company's Registrable Securities, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor or the Founder; provided, however, that the Company shall not be obligated pursuant to this
Section 2.2 to provide access to any information which it reasonably considers to be confidential information.

          2.3  Termination of Information and Inspection Covenants. The
               ---------------------------------------------------
covenants set forth in subsections 2.1(b), (d) and (e) and Section 2.2 shall terminate as to the Founders and as to the Investors and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

          2.4  Right of First Offer. Subject to the terms and conditions
               --------------------
specified in this paragraph 2.4, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.4, a Major Investor shall mean any Investor who holds 500,000 shares of Registrable Securities.

          Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

          (a) The Company shall deliver a notice ("Notice") to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

          (b)  By written notification received by the Company, within twenty
(20) calendar days after giving of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of common stock issued and held, or issuable upon conversion of the Preferred Stock then held, or issuable upon exercise of options to purchase shares of common stock granted to the holders of Series E Options in exchange for their Series E Options bears to the total number of shares of common stock of the Company then outstanding (assuming full conversion and exercise of all convertible or exercisable securities). The Company shall promptly, in writing, inform each Major Investor which purchases all the shares available to it ("Fully-Exercising Investor") of any other Major Investor's failure to do likewise. During the ten-day period commencing after such information is given, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors which is equal to the proportion that the number of shares of common stock issued and held, or issuable upon conversion of Preferred Stock then held, or issuable upon exercise of options to purchase shares of common stock granted to holders of Series E Options in exchange for their Series E Options by such Fully-Exercising Investor bears to the total number of shares of common stock issued and held, or issuable upon conversion of the Preferred Stock then held, or issuable upon exercise of options to purchase shares of common stock granted to holders of Series E Options in exchange for their Series E Options by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.

          (c) If all Shares which Major Investors are entitled to obtain pursuant to subsection 2.4(b) are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the 30-day period following the expiration of the applicable period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

          (d) The right of first offer in this paragraph 2.4 shall not be applicable (i) to the issuance or sale of common stock (or options therefor) to service providers to the Company, including but not limited to employees, consultants and directors, approved by the Board of Directors of the Company for the primary purpose of soliciting or retaining their service or (ii) to or after consummation of a bona fide, firmly underwritten public offering of shares of common stock at a public offering price (prior to underwriter commission and expense) of not less than $8.625 per share (adjusted to reflect subsequent stock dividends, stock splits or recapitalization) and $7,500,000 in the aggregate registered under the Act pursuant to a registration statement on Form S-1, (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (v) the issuance of stock, warrants or other securities or rights to persons or entities with which the Company has business relationships, including but not limited to lending and leasing institutions and customers, provided such issuances are for other than primarily equity financing purposes and are approved by the Board of Directors of the Company, or (vi) the issuance of options to purchase shares of the Company's common stock granted to the holders of Series E Options in exchange for their Series E Options.

          (e) The right of first offer set forth in this Section 2.4 may not be assigned or transferred, except that (i) such right is assignable by each Holder to any wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Act, controlling, controlled by or under common control with, any such Holder and all partners and affiliates of such Holder, and (ii) such right is assignable between and among any of the Holders.

          2.5  Indemnification and Advancement
               -------------------------------

          (a) The Company hereby agrees to hold harmless and indemnify the Investors, the Investors' direct and indirect subsidiaries, affiliated entities and corporations, and each of their partners, officers, directors, employees, stockholders, agents, and representatives (collectively, referred to as the "Investor Indemnitees") against any and all expenses (including attorneys'
fees), damages, judgments, fines, amounts paid in settlements, or any other amounts that a Investor Indemnitee incurs as a result of any claim or claims made against it in connection with any threatened, pending or completed action, suit, arbitration, investigation or other proceeding arising out of, or relating to the Investors' actions in connection with any transaction undertaken in connection with this Agreement; provided, however, that no Investor Indemnitee shall be entitled to be held harmless or indemnified by the Company for acts, conduct or omissions as to which there has been a final adjudication that such Investor Indemnitee engaged in intentional misconduct or in knowing and culpable violation of the law.

          (b) The Company shall reimburse, promptly following request therefor, all reasonable expenses incurred by a Investor Indemnitee in connection with any threatened, pending or completed action, suit, arbitration, investigation or other proceeding arising out of, or relating to, the Investors' actions in connection with any transaction undertaken in connection with this Agreement, provided, however, that no Investor Indemnitee shall be entitled to reimbursement in connection with acts, conduct or omissions as to which there has been a final adjudication that such Investor Indemnitee engaged in intentional misconduct, in knowing and culpable violation of the law.

          (c) The Company's indemnity obligations set forth above are subject to the Investors providing prompt written notice of a claim. The Company shall control the defense of any such action and, at its discretion, may enter into a stipulation of discontinuance or settlement thereof; provided that the Company may not discontinue any action or settle any claim in a manner that does not unconditionally release the Investors without the Investors' prior written approval. The Investors shall, at the Company's expense and reasonable request, cooperate with the Company in any such defense and shall make available to the Company at the Company's expense all those persons, documents (excluding attorney/client or attorney work product materials) reasonably required by the Company in the defense of any such action. The Investors may, at their expense, assist in such defense.

          (d) The Company's liability to any Investor Indemnitee under this section shall be limited to the amount received by the Company from such Investor Indemnitee, and the Company's aggregate cumulative liability under this Section shall be limited to the amount received by the Company pursuant to the transaction contemplated by this Agreement.

          3.   Miscellaneous.
               -------------

          3.1  Successors and Assigns. Except as otherwise provided herein, the
               ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          3.2  Governing Law. This Agreement shall be governed by and construed
               -------------
under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          3.3  Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.4  Titles and Subtitles. The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          3.5  Notices. Unless otherwise provided, any notice required or
               -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given, or received, upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate in writing, provided that such other address is effectively received at least ten (10) days prior to the giving of any notice required or permitted under this Agreement.

          3.6  Expenses. If any action at law or in equity is necessary to
               --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          3.7  Amendments and Waivers. Any term of this Agreement may be amended
               ----------------------
and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding, provided that any amendment to Section
1.15 hereof shall not be effective as to any "investment company" (as defined in the Investment Company Act of 1940, as amended) without the consent of such investment company. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

          3.8  Severability. If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          3.9  Aggregation of Stock. All shares of Registrable Securities held
               --------------------
or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement, provided, that for the purposes of this Agreement, if any investment company, together with any other investment company advised by the same investment advisor, owns more than 500,000 shares of Registrable Securities, each such investment company shall have the rights contemplated by this Agreement.

          3.10 Entire Agreement. This Agreement (including the Schedules and
               ----------------
Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.


                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors' Rights Agreement as of the date first above written.


                                   BLAZE SOFTWARE, INC.


                                   By: ______________________________________
                                        Thomas Kelly
                                        President and Chief Executive Officer

                                   Address:   1310 Villa Street
                                              Mountain View, CA 94041


                             SIGNATURE PAGE TO THE
                          THIRD AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT

                                   FOUNDERS:

                                   ALAIN RAPPAPORT


                                   By: ______________________________________
                                         Alain Rappaport



                                   PATRICK PEREZ


                                   By: ______________________________________
                                         Patrick Perez



                             SIGNATURE PAGE TO THE
                          THIRD AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT

                                  INVESTOR:

                                  Print Name: _______________________
                                              _______________________


                                  ___________________________________
                                         Signature of Investor


                             SIGNATURE PAGE TO THE
                          THIRD AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT

                                  SCHEDULE A
                                  ----------

Series A Investor:
-----------------
C.V. Sofinnova Ventures

Series C Investors:
------------------
Alta IV Limited Partnership
C.V. Sofinnova Partners
C.V. Sofinnova Ventures

Series D and E Investors:
------------------------
Alta Embarcadero Partners, LLC
Alta California Partners, L.P.
Morgan Stanley Venture Capital Fund II, L.P.
Morgan Stanley Venture Capital Fund II, C.V.
Morgan Stanley Venture Investors, L.P.

Series F Investors:
------------------
TL Ventures III L.P.
TL Ventures III Offshore L.P.
TL Ventures III Interfund L.P.

Series AA Investors:
-------------------
TL Ventures III L.P.
TL Ventures III Offshore L.P.
TL Ventures III Interfund L.P.
Morgan Stanley Venture Capital Fund II, L.P.
Morgan Stanley Venture Capital Fund II, C.V.
Morgan Stanley Venture Investors, L.P.
Alta California Partners, L.P.
Alta Embarcadero Partners, LLC
Alta IV Limited Partnership
C.V. Sofinnova Partners Five
C.V. Sofinnova Ventures
Stephen A. Yount
Alain Azan
Michael Benson
John E. Beggs
Jack Bradley
Federico Bumbaca
Audie Chang
Jean-Marie Chauvet
Pany Christoforou
Laurent Delamare
Randy Dieterle
Bernard Duchesne
Mark Finkel
Steven Friedman
George Gallegos
Robert Goodrich
Albert Gouyet
Kevin Q. Gu
Jesus Michael Hernandez
Ted C. Ho
Michael Humphries
Tetsuo Ikegawa
Toru Ishihara
Donna Jeker
Guenolla Jonville
Bruno Jouhier
Elizabeth Keene
Davorin Kuchan
Ralph Love
David Micek
Emmanuel Mignot
David Mowbrey
Manfred K. Muehter
John V. O'Brien
James Owen
Charles F. Page
Kevin Patterson
Peter Pelt
Patrick Perez
John Price
Hoshi Printer
Alain Rappaport
Geetha Redy Trust TID 25-6500179
Raj Redy
Shyamala Redy Trust TID 25-6500177
Scott R. Smith
Patrick Suel
Eric Swildens
Johan Swildens
Darrell Trimble
Robert Tykulsker
Michael Wilson
David Wiser

Series BB Investors:
-------------------

Seligman Communications and Information Fund, Inc.
Seligman New Technologies Fund, Inc.
Seligman Investment Opportunities (Master) Fund - NTV Portfolio
Sofinnova Venture Partners IV, L.P,.
Sofinnova Venture Affiliates IV, L.P.
Sofinnova Capital III FCPR
Lagun-Aro, E.P.S.V.
Damac Investors Incorporated
Damac Technology Partners L.P.
WS Investments 99B
Bayview 99 I, LP
Bayview 99 II, LP
Hambrecht & Quist California
H&Q Employee Venture Fund 2000, L.P.
Dain Rauscher Wessels Investors L.L.C.
Access Technology Partners, L.P.
Access Technologies Partners Brokers Fund, L.P.
L. George Klaus Trust
Julie Tafel Klaus
Charles M. Bosenberg
Ken Goldman

                                  SCHEDULE A
                                  ----------

Series A Investor:
-----------------
C.V. Sofinnova Ventures

Series C Investors:
------------------
Alta IV Limited Partnership
C.V. Sofinnova Partners
C.V. Sofinnova Ventures

Series D and E Investors:
------------------------
Alta Embarcadero Partners, LLC
Alta California Partners, L.P.
Morgan Stanley Venture Capital Fund II, L.P.
Morgan Stanley Venture Capital Fund II, C.V.
Morgan Stanley Venture Investors, L.P.

Series F Investors:
------------------
TL Ventures III L.P.
TL Ventures III Offshore L.P.
TL Ventures III Interfund L.P.

Series AA Investors:
-------------------
TL Ventures III L.P.
TL Ventures III Offshore L.P.
TL Ventures III Interfund L.P.
Morgan Stanley Venture Capital Fund II, L.P.
Morgan Stanley Venture Capital Fund II, C.V.
Morgan Stanley Venture Investors, L.P.
Alta California Partners, L.P.
Alta Embarcadero Partners, LLC
Alta IV Limited Partnership
C.V. Sofinnova Partners Five
C.V. Sofinnova Ventures
Stephen A. Yount
Alain Azan
Michael Benson
John E. Beggs
Jack Bradley
Federico Bumbaca
Audie Chang
Jean-Marie Chauvet
Pany Christoforou
Laurent Delamare
Randy Dieterle
Bernard Duchesne
Mark Finkel
Steven Friedman
George Gallegos
Robert Goodrich
Albert Gouyet
Kevin Q. Gu
Jesus Michael Hernandez
Ted C. Ho
Michael Humphries
Tetsuo Ikegawa
Toru Ishihara
Donna Jeker
Guenolla Jonville
Bruno Jouhier
Elizabeth Keene
Davorin Kuchan
Ralph Love
David Micek
Emmanuel Mignot
David Mowbrey
Manfred K. Muehter
John V. O'Brien
James Owen
Charles F. Page
Kevin Patterson
Peter Pelt
Patrick Perez
John Price
Hoshi Printer
Alain Rappaport
Geetha Redy Trust TID 25-6500179
Raj Redy
Shyamala Redy Trust TID 25-6500177
Scott R. Smith
Patrick Suel
Eric Swildens
Johan Swildens
Darrell Trimble
Robert Tykulsker
Michael Wilson
David Wiser

Series BB Investors:
-------------------

Seligman Communications and Information Fund, Inc.
Seligman New Technologies Fund, Inc.
Seligman Investment Opportunities (Master) Fund - NTV Portfolio
Sofinnova Venture Partners IV, L.P,.
Sofinnova Venture Affiliates IV, L.P.
Sofinnova Capital III FCPR
Lagun-Aro, E.P.S.V.
Damac Investors Incorporated
Damac Technology Partners L.P.
WS Investments 99B
Bayview 99 I, LP
Bayview 99 II, LP
Hambrecht & Quist  California
Hambrecht & Quist California
H&Q Employee Venture Fund 2000, L.P.
Dain Rauscher Wessels Investors L.L.C.
Access Technology Partners, L.P.
Access Technologies Partners Brokers Fund, L.P.
L. George Klaus Trust
Julie Tafel Klaus
Charles M. Bosenberg
Ken Goldman